SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2005

AMERICAN COMMUNITY BANCSHARES, INC.

(Exact name of Registrant as specified in its charter)

NORTH CAROLINA	000-30517	56-2179531
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

4500 CAMERON VALLEY PARKWAY, SUITE 150, CHARLOTTE, NC 28211

(Address of principal executive offices)

Registrant’s telephone number, including area code (704) 225-8444

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS.

On June 21, 2005, American Community Bancshares, Inc. (the “Registrant”) announced that its subsidiary, American Community Bank has opened two new full service banking locations. American Community Bank’s new South End branch office is located at 2140 South Boulevard, Charlotte, North Carolina and its new Tega Cay branch office is located in the Stockbridge Commons Shopping Center at 1738 Gold Hill Road, Tega Cay, South Carolina. The Tega Cay location will house American Community Bank’s branch office and also has 4,000 square feet of office/retail space available for lease.

Randy Helton, President & CEO of American Community Bancshares, Inc. and American Community Bank stated, “Both locations are part of our strategic plan for expansion in the greater Charlotte area and into contiguous South Carolina markets. South End is an area of Charlotte that is currently undergoing revitalization and growth and we are excited about the opportunity to enter this community and provide alternative banking to the 400 plus small businesses located in South End.

“Tega Cay, located in York County, SC is one of the fastest growing counties in the state and we believe we have positioned our location to meet the growing demands in this expanding market.” American Community Bank has employed resident bankers in both Charlotte and Tega Cay locations.

The Registrant’s formal press release, dated June 24, 2005, regarding the new South End and Tega Cay full service banking offices is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Registrant’s Press Release dated June 24, 2005

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMUNITY BANCSHARES, INC.

By:	/s/ Randy P. Helton
Randy P. Helton President and CEO

Dated: June 27, 2005

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Registrant’s Press Release dated June 24, 2005